                                                                January 15, 2002

Dear Shareholder,

We present you with the annual report for 2002 Target Term Trust Inc. for the fiscal year ended November 30, 2001.

MARKET REVIEW

The fiscal year ended November 30, 2001 was marked by lower consumer confidence, rising unemployment and a less optimistic outlook for corporate profits. The result was a general decline in economic activity: U.S. gross domestic product
(GDP) grew at an anemic annual rate of 0.3% in the second quarter of 2001, and contracted 1.3% in the third quarter.

Softening economic conditions were exacerbated by the terror attacks of September 11. However, in recent weeks there have been encouraging signs of improvement on the economic front. The housing market has been surprisingly resilient, consumer confidence has risen and the equity markets--often a precursor to future growth--have rebounded from their post-attack lows. Moreover, the Fed Funds rate (the rate U.S. banks charge each other for overnight loans) now stands at 1.75%--its lowest level in 40 years. As the impact of lowered interest rates takes effect, we may see the bottoming of the economic cycle sometime in the first quarter 2002.

GAINS IN THE BOND MARKET

As a result of declining interest rates during the fiscal year, bond prices both in the U.S. and abroad rose, creating a favorable tone for most debt markets. There was a strong demand for bonds, as the tumultuous world events and fragile stock market spurred many investors to reallocate their assets from equities to these "safer havens." Another positive for the bond market was the U.S. Treasury's decision to suspend the issuance of the 30-year bond. This action served to lower longer-term interest rates--a boon to consumers--as it drove down mortgage rates.


(sidebar)
2002 TARGET TERM BEINNER
TRUST INC.

INVESTMENT GOAL:
Return $15 per share to investors on or about 11/30/02, while providing high monthly income

PORTFOLIO
MANAGER/SUBADVISOR:
Jonathan Beinner
Goldman Sachs Funds
Management, L.P.

COMMENCEMENT:
December 31, 1992

NYSE SYMBOL:
TTR

DIVIDEND PAYMENTS:
Monthly
(end sidebar)

PORTFOLIO REVIEW

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 11/30/01

NET ASSET VALUE RETURNS+                TRUST               LIPPER MEDIAN*
--------------------------------------------------------------------------------
6 Months                                3.32%                   4.69%
1 Year                                  7.72                   10.57
5 Years                                 5.80                    7.86
Since Inception(o)                      6.95                    6.51
--------------------------------------------------------------------------------


MARKET PRICE RETURNS+                   TRUST               LIPPER MEDIAN*
--------------------------------------------------------------------------------
6 Months                                5.45%                   6.92%
1 Year                                 11.18                   16.24
5 Years                                 9.69                   10.93
Since Inception(o)                      7.45                    6.81
--------------------------------------------------------------------------------

+ Past performance is no guarantee of future results. The Trust's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of less than one year are not annualized. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend date. Returns do not reflect any commissions and are not representative of the performance of an individual investment.

* Lipper U.S. Mortgage Term Trust Median. Lipper Peer Group data calculated by Lipper, Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions. The Lipper Median is the return of the fund that places in the middle of the peer group.


(o)  Inception for the Trust is December 31, 1992.


SHARE PRICE, DIVIDEND AND YIELD                               11/30/01
--------------------------------------------------------------------------------
Market Price                                                    $14.54
Net Asset Value                                                 $14.62
12-Month Dividend                                               $0.920
November 2001 Dividend++                                        $0.055
Market Yield                                                     4.54%
NAV Yield                                                        4.51%
IPO Yield                                                        4.40%
--------------------------------------------------------------------------------

Market yield is calculated by multiplying the November distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the November distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the November distribution by 12 and dividing by the initial public offering price. Prices and yields will vary.

++   In January 2002, the Trust's dividend was lowered to $0.025 per share.

PERFORMANCE ATTRIBUTION

[GRAPHIC OMITTED]

For the fiscal year ended November 30, 2001, the Trust returned 7.7% based on net asset value; 11.2% based on market price. The Trust underperformed the Lipper U.S. Mortgage Term Trust Median which returned 10.6% and 16.2% based on net asset value and market price, respectively. The Trust seeks to add incremental return through sector allocation and security selection, primarily within the mortgage market. During the period, the Trust favored commercial mortgage-backed securities and asset-backed securities over 30-year mortgage pass-throughs, the latter performed less favorably due to the accelerating pre-payment environment. Within the pass-through market, the Trust emphasized 15-year issues over their 30-year counterparts, as these shorter maturity issues were less susceptible to prepayment risk.

During the period, interest rates fell--particularly at the short end of the yield curve--and U.S. Treasurys outperformed mortgage-backed securities. Although the Trust tended to hold mortgage-backed securities with less prepayment sensitivity than the broader mortgage market, over the period, mortgage-backed securities in general were unable to keep pace with shorter duration U.S. Treasurys.


PORTFOLIO STATISTICS

CHARACTERISTICS*                             11/30/01            5/31/01
--------------------------------------------------------------------------------
Net Assets (mm)                               $111.8             $112.3
Weighted Avg. Maturity                      3.10 yrs            3.74 yrs
Weighted Avg. Duration                      0.73 yrs            1.18 yrs
Weighted Avg. Coupon                          6.83%              6.76%
Net Leverage                                   1.0%               1.0%
Average Credit Quality                         AAA                AAA
--------------------------------------------------------------------------------

SECTOR ALLOCATION*                        11/30/01                                               5/31/01
---------------------------------------------------------------------------------------------------------
Mortgage Pass-Throughs                     63.3%     Mortgage Pass-Throughs                       46.6%
Collateralized Mortgage Obligations         32.4     Collateralized Mortgage Obligations          35.0
Adjustable Rate Mortgages                   6.0      Repurchase Agreements                        14.2
Asset-Backed Securities                     2.6      Adjustable Rate Mortgages                     6.9
Repurchase Agreements                       2.0      Asset-Backed Securities                       3.6
Liabilities in Excess of Other Assets      -6.3      Liabilities in Excess of Other Assets        -6.3
---------------------------------------------------------------------------------------------------------
Total                                     100.0%     Total                                       100.0%



* Weightings represent percentages of net assets as of the dates indicated. The Trust's portfolio is actively managed and its composition will vary over time.

OUTLOOK

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

In the short term, we expect the U.S. economy to remain in recession. We expect that declining consumer confidence will fuel the recession, leading to weaker domestic consumption and decreased capital spending. However, we believe that substantial fiscal stimulus already in the pipeline coupled with unprecedented monetary easing by both the Fed and the U.S. Treasury should help to offset much of the anticipated weakness.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the Brinson Funds(1), please contact your financial advisor or visit us at www.brinsonadvisors.com.

Sincerely,


/s/ Brian M. Storms
BRIAN M. STORMS
President
2002 Target Term Trust Inc.



/s/ Jonathan Beinner
JONATHAN BEINNER
Chief Investment Officer Fixed Income
Goldman Sachs Funds Management, L.P.


This letter is intended to assist shareholders in understanding how the Trust performed during the fiscal year ended November 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.


(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

2002 TARGET TERM TRUST INC.

PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 2001

PRINCIPAL
 AMOUNT                                                                                      MATURITY       INTEREST
 (000)                                                                                       DATES           RATES         VALUE
---------                                                                             ------------------    --------   -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES -- 14.09%
   $3,369   GNMA .................................................................... 06/15/23 to 05/15/24   6.500%  $ 3,444,893
      454   GNMA .................................................................... 01/15/10 to 07/15/12   8.500       483,632
    9,336   GNMA ....................................................................       06/15/31         7.000     9,628,045
    2,078   GNMA ....................................................................       10/16/31        14.150++   2,202,680
                                                                                                                     ------------
Total Government National Mortgage Association Certificates (cost -- $15,600,843)                                     15,759,250
                                                                                                                     ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES -- 27.88%
    1,901   FHLMC ...................................................................       12/01/13         6.000     1,930,174
    4,621   FHLMC ................................................................... 10/01/07 to 08/01/10   6.500     4,798,126
    5,000   FHLMC ...................................................................       04/15/08         6.750     5,190,800
      721   FHLMC ...................................................................       03/01/15         7.000       751,469
    1,270   FHLMC ARM ...............................................................       08/01/19         6.915     1,312,708
    2,000   FHLMC TBA ...............................................................         TBA            5.500     1,991,250
   15,000   FHLMC TBA ...............................................................         TBA            6.000    15,201,570
                                                                                                                     ------------
Total Federal Home Loan Mortgage Corporation Certificates (cost -- $31,015,649)                                       31,176,097
                                                                                                                     ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES -- 26.62%
   11,423   FNMA .................................................................... 12/01/13 to 08/01/18   6.000    11,587,807
    3,220   FNMA .................................................................... 05/01/29 to 09/01/31   6.500     3,262,619
    4,125   FNMA ....................................................................       03/01/15         7.500     4,324,292
    1,620   FNMA ARM ................................................................       01/01/25         5.671     1,649,762
    1,021   FNMA ARM ................................................................       08/01/22         6.705     1,057,263
    1,856   FNMA ARM+ ...............................................................       01/01/21         7.021     1,925,673
    6,000   FNMA TBA ................................................................         TBA            5.500     5,964,372
                                                                                                                     ------------
Total Federal National Mortgage Association Certificates (cost -- $29,766,393)                                        29,771,788
                                                                                                                     ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 31.41%
    1,450   FHLMC Series 164, Class B2, B3, B9 & B11 ................................       07/15/21         9.500     1,568,131
    2,225   FHLMC Series 1458, Class H ..............................................       10/15/06         7.000     2,243,141
    1,694   FHLMC Series 1618, Class F ..............................................       11/15/08         3.870*    1,692,467
    3,946   FHLMC Series 1693, Class Z ..............................................       03/15/09         6.000     3,961,267
      846   FNMA REMIC, Series 1988-12, Class A .....................................       02/25/18        10.000       922,037
      833   Citicorp Mortgage Securities, Inc., Series 1994-6, Class A4 .............       03/25/09         5.750       845,332
    5,781   Countrywide Funding Corp., Series 1993-2, Class A5A .....................       10/25/08         6.500     5,915,548
    4,679   Countrywide Mortgage Backed Securities, Inc., Series 1994-B, Class A7 ...       02/25/09         3.588*    4,703,065
    3,008   First Boston Mortgage Securities Corp., Series 1993-1A, Class 1A ........       04/25/06         7.364*    3,008,087
    6,190   Housing Securities, Inc., Series 1994-1, Class A13 ......................       03/25/09         6.500     6,332,684
    3,878   Residential Funding Mortgage Securities, Inc.,
              Series 1994-S1, Class A13 .............................................       01/25/24         3.638*    3,936,536
                                                                                                                     ------------
Total Collateralized Mortgage Obligations (cost -- $34,023,312)                                                       35,128,295
                                                                                                                     ------------
ADJUSTABLE RATE COLLATERALIZED MORTGAGE OBLIGATION -- 0.72%
            Salomon Brothers Mortgage Securities VII, Series 1994-20, Class A
      795     (cost -- $794,553) ....................................................       08/01/24         7.989*      798,257
                                                                                                                     ------------

                                                                               5

PRINCIPAL
 AMOUNT                                                                                     MATURITY        INTEREST
 (000)                                                                                       DATES           RATES         VALUE
---------                                                                             ------------------    --------   -------------
STRIPPED COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.97%
 $      863 FNMA REMIC Trust, Series 151, Class 2*** ................................       07/25/22         9.500%  $    175,603
    720     FNMA REMIC Trust, Series 1991-G-35, Class N** ...........................       10/25/21         7.557(1)     632,797
    160     FNMA REMIC Trust, Series 1993-101, Class A*** ...........................       06/25/08         7.000          2,295
      3     Structured Asset Securities Corp., Series 1992-M1, Class A3*** ..........       11/25/07        11.000(1)     243,052
      3     Structured Asset Securities Corp., Series 1992-M1, Class A4*** ..........       11/25/07        11.000(1)      31,418
                                                                                                                     ------------
Total Stripped Collateralized Mortgage Obligations (cost --$1,995,816)                                                  1,085,165
                                                                                                                     ------------
ASSET-BACKED SECURITIES -- 2.54%
  1,436     ABFS Equipment Contract Trust, Series 1999-A, Class A3 ..................       12/15/03         6.650      1,479,402
  1,245     Mid-State Trust IV, Series 4, Class A ...................................       04/01/30         8.330      1,358,673
                                                                                                                     ------------
Total Asset-Backed Securities (cost -- $2,742,112)                                                                      2,838,075
                                                                                                                     ------------
REPURCHASE AGREEMENT -- 2.04%
  2,277     Repurchase Agreement dated 11/30/01 with State Street Bank & Trust Co., collateralized by $2,085,000 U.S. Treasury Bonds, 6.250% due 05/15/30;
              (value -- $2,346,463); proceeds: $2,277,404
              (cost -- $2,277,000) ..................................................       12/03/01         2.130      2,277,000
                                                                                                                     ------------
Total Investments (cost -- $118,215,678) -- 106.27%                                                                   118,833,927
Liabilities in excess of other assets -- (6.27)%                                                                       (7,009,152)
                                                                                                                     ------------
Net Assets -- 100.00%                                                                                                $111,824,775
                                                                                                                     ============

------------
* Floating Rate Securities. The interest rate shown is the current rate as of November 30, 2001.

** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return the principal more slowly than expected and cause the yield to decrease.

*** Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

+ Entire or partial principal amount pledged as collateral for futures transactions.

++ Yield overstates potential returns since it does not include the impact of prepayments.

ARM Adjustable Rate Mortgage Security -- The interest rate shown is the current rate at November 30, 2001.

REMIC   Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.

(1)     Interest rate represents the annualized yield at date of purchase.

2002 TARGET TERM TRUST INC.

FUTURES CONTRACTS


                                                                                                                 UNREALIZED
  NUMBER OF                                                                                                      APPRECIATION
  CONTRACTS                                                               IN EXCHANGE FOR    EXPIRATION DATE   (DEPRECIATION)
-----------                                                               ---------------    ---------------   --------------
     56     Contracts to Deliver -5 year United States Treasury Notes.....  $ 6,058,500       December 2001       $(72,718)
    166     Contracts to Deliver -5 year United States Treasury Notes ....   17,741,250        March 2002          (33,668)
     97     Contracts to Deliver -10 year United States Treasury Notes ...   10,500,250       December 2001        (57,141)
     40     Contracts to Deliver -10 year United States Treasury Notes ...    4,278,125        March 2002           44,800
     29     Contracts to Deliver -20 year United States Treasury Bonds ...    3,006,938        March 2002            1,586
     18     Contracts to Receive -Eurodollar Futures .....................    4,413,712       December 2001        109,312
     21     Contracts to Receive -Eurodollar Futures .....................    5,142,375        March 2002          134,198
     33     Contracts to Receive -Eurodollar Futures .....................    8,043,750         June 2002          189,864
                                                                                                                  --------
                                                                                                                  $316,233
                                                                                                                  --------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 2001




ASSETS
Investments in securities, at value (cost - $118,215,678) ................................    $ 118,833,927
Cash .....................................................................................          415,720
Receivable for investments sold ..........................................................       26,599,490
Interest receivable ......................................................................          582,896
Other assets .............................................................................           62,221
                                                                                              -------------
Total assets .............................................................................      146,494,254
                                                                                              -------------
LIABILITIES
Payable for investments purchased ........................................................       33,563,543
Variation margin payable on futures contracts ............................................          481,125
Payable to investment advisor and administrator ..........................................           64,476
Accrued expenses and other liabilities ...................................................          560,335
                                                                                              -------------
Total liabilities ........................................................................       34,669,479
                                                                                              -------------
NET ASSETS
Capital Stock - $0.001 par value; 200,000,000 shares authorized; 7,650,667 shares issued        110,939,300
  and outstanding
Undistributed net investment income ......................................................        7,330,167
Accumulated net realized loss from investments and futures transactions ..................       (7,379,174)
Net unrealized appreciation of investments and futures ...................................          934,482
                                                                                              -------------
Net assets ...............................................................................    $ 111,824,775
                                                                                              =============
Net asset value per share ................................................................    $       14.62
                                                                                              =============


                 See accompanying notes to financial statements
8

2002 TARGET TERM TRUST INC.

STATEMENT OF OPERATIONS




                                                                         FOR THE YEAR
                                                                             ENDED
                                                                       NOVEMBER 30, 2001
                                                                      -------------------
INVESTMENT INCOME:
Interest ............................................................    $  7,531,644
                                                                         ------------
Expenses:
Investment advisory and administration ..............................         784,656
Excise tax ..........................................................         260,000
Professional fees ...................................................         109,299
Custody and accounting ..............................................          67,158
Reports and notices to shareholders .................................          51,822
Transfer agency fees ................................................          19,695
Directors' fees .....................................................          10,530
Other expenses ......................................................          40,940
                                                                         ------------
                                                                            1,344,100
                                                                         ------------
Net investment income ...............................................       6,187,544
                                                                         ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
 Investment transactions ............................................       2,381,930
 Futures transactions ...............................................      (1,617,999)
Net change in unrealized appreciation/depreciation of:
 Investments ........................................................         741,866
 Futures ............................................................         635,564
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES .........       2,141,361
                                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................    $  8,328,905
                                                                         ============


                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                               FOR THE YEARS ENDED
                                                                                                  NOVEMBER 30,
                                                                                        ---------------------------------
                                                                                             2001                2000
                                                                                        -------------       -------------
FROM OPERATIONS:
Net investment income .............................................................     $   6,187,544       $   6,800,973
Net realized gain (loss) from investment and futures transactions .................           763,931          (1,610,733)
Net change in unrealized appreciation/depreciation of investments and futures .....         1,377,430           1,872,358
                                                                                        -------------       -------------
Net increase in net assets resulting from operations ..............................         8,328,905           7,062,598
                                                                                        -------------       -------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .............................................................        (7,041,149)         (7,144,742)
                                                                                        -------------       -------------
Capital stock transactions:
Cost of shares repurchased ........................................................          (380,335)         (1,703,730)
                                                                                        -------------       -------------
Net increase (decrease) in net assets .............................................           907,421          (1,785,874)

NET ASSETS:
Beginning of year .................................................................       110,917,354         112,703,228
                                                                                        -------------       -------------
End of year (including undistributed net investment income of $7,330,167
 and $7,935,302, respectively) ....................................................     $ 111,824,775       $ 110,917,354
                                                                                        =============       =============

                 See accompanying notes to financial statements
10

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     2002 Target Term Trust Inc. (the "Trust") was incorporated in Maryland on October 16, 1992 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable rate securities in order to return $15.00 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. It is uncertain that the trust will be able to return a full $15 to investors when the Trust is expected to terminate on or about November 30, 2002.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Valuation of Investments-The Trust calculates its net asset value based on the current market value, where available, for its portfolio securities. The Trust normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc., an indirect wholly owned asset management subsidiary of UBS AG and advisor of the Trust, or by Goldman Sachs Funds Management, L.P. ("Goldman Sachs"), a limited partnership indirectly controlled by Goldman Sachs Group L.P. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Trust's custodian.

     Repurchase Agreements-The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     Investment Transactions and Investment Income-Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     Futures Contracts-Upon entering into a financial futures contract, the Trust is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Trust each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

     Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Trust primarily uses financial futures contracts for hedging purposes as well as to manage the average duration of the Trust's portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, normally do not permit full control of these risks at all times.

     Reverse Repurchase Agreements-The Trust enters into reverse repurchase agreements with qualified, third party broker dealers as determined by, and under the direction of, the Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. For the year ended November 30, 2001, the Trust did not engage in reverse repurchase agreement transactions.

     Dollar Rolls-The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

     Short Sales "Against the Box"-The Trust may engage in short sales of securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Trust, and the Trust is obligated to replace the securities borrowed at a date in the future. When the Trust sells short, it establishes a margin account with the broker effecting the short sale, and deposits collateral with the broker. In addition, the Trust maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Trust will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

     The Trust might make a short sale "against the box" in order to hedge against market risks when Brinson Advisors or Goldman Sachs believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Trust. In such case, any loss in the Trust's long position during the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position during the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities the Trust owns either directly or indirectly.

     Dividends and Distributions-Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

     On or about November 30, 2002, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts on any outstanding borrowings by the Trust.


CONCENTRATION OF RISK

     The ability of the issuers of the debt securities, including mortgage- and asset-backed securities, held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific issuer, industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.


INVESTMENT ADVISOR AND ADMINISTRATOR, SUB-ADVISOR

     The Board has approved an investment advisory and administration contract ("Advisory Contract") with Brinson Advisors. In accordance with the Advisory Contract, the Trust pays Brinson Advisors an investment advisory fee and an administration fee, each accrued weekly and paid monthly, at the annual rate of 0.50% and 0.20%, respectively, of the Trust's average weekly net assets. At November 30, 2001, the Fund owed Brinson Advisors $64,476 in investment advisory and administration fees.

     Under a separate contract with Brinson Advisors ("Sub-Advisory Contract"), Goldman Sachs serves as the Trust's Sub-Advisor. Under the Sub-Advisory Contract, Brinson Advisors (not the Trust) will pay the Sub-Advisor a fee, accrued weekly and paid monthly, in an amount equal to one-half of the investment advisory fee received by Brinson Advisors from the Trust.


INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at November 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

     At November 30, 2001, the components of net unrealized appreciation of investments were as follows:


  Gross appreciation (from investments having an excess of value over cost)     $  1,947,693
  Gross depreciation (from investments having an excess of cost over value)       (1,329,444)
                                                                                ------------
  Net unrealized appreciation of investments ...............................    $    618,249
                                                                                ============

     For the year ended November 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $418,691,253 and $416,755,393, respectively.


CAPITAL STOCK

     There are 200,000,000 shares of $0.001 par value capital stock authorized and 7,650,667 shares outstanding at November 30, 2001. For the year ended November 30, 2001, the Trust repurchased 26,500 shares of common stock at an average market price per share of $14.29 and a weighted average discount from net asset value of 2.28%. For the year ended November 30, 2000, the Trust repurchased 125,700 shares of common stock at an average market price per share of $13.49 and a weighted average discount from net asset value of 5.82%.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

     For the period July 10, 1995 (commencement of repurchase program) through November 30, 2001, the Trust repurchased 3,106,000 shares of its common stock at an average market price per share of $12.63 and a weighted average discount from net asset value of 11.05%. At November 30, 2001, paid-in-capital was reduced by the cost of $39,402,000 for capital stock repurchased.


FEDERAL TAX STATUS

     The Trust intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Accordingly, no provision for federal income taxes is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about November 30, 2002, the Trust intends to retain a portion of its taxable income and will pay any applicable federal excise tax.

     To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 2001, undistributed net investment income was increased by $248,470 and capital stock was decreased by $248,470.

     At November 30, 2001, the Trust had a net capital loss carry forward of $7,054,347. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire on or about November 30, 2002 or the liquidation of the Trust. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

2002 TARGET TERM TRUST INC.

FINANCIAL HIGHLIGHTS


Selected data for a share of common stock outstanding throughout each year is presented below:


                                                                                    FOR THE YEARS ENDED NOVEMBER 30,
                                                                            ------------------------------------------------
                                                                              2001      2000      1999      1998      1997
                                                                            --------  --------  --------  --------  --------
Net asset value, beginning of year                                          $  14.45  $  14.44  $  15.19  $  15.02  $  14.88
                                                                            --------  --------  --------  --------  --------
Net investment income                                                           0.81      0.89      0.99      1.02      1.06

Net realized and unrealized gains (losses) from investment and futures
 transactions                                                                   0.28      0.03     (0.88)     0.01     (0.08)
                                                                            --------  --------  --------  --------  --------

Net increase from investment operations                                         1.09      0.92      0.11      1.03      0.98
                                                                            --------  --------  --------  --------  --------

Dividends from net investment income                                           (0.92)    (0.92)    (0.86)    (0.86)    (0.86)
                                                                            --------  --------  --------  --------  --------

Net increase in net asset value resulting from repurchase of common stock       0.00(a)    0.01    --        --         0.02
                                                                            --------  --------  --------  --------  --------

Net asset value, end of year                                                $  14.62  $  14.45  $  14.44  $  15.19  $  15.02
                                                                            ========  ========  ========  ========  ========

Market value, end of year                                                   $  14.54  $  13.94  $  13.56  $  14.13  $  13.63
                                                                            ========  ========  ========  ========  ========

Total investment return(1)                                                     11.18%     9.97%     2.07%    10.23%    15.23%
                                                                            ========  ========  ========  ========  ========

Ratios/Supplemental data:

Net assets, end of year (000's)                                             $111,825  $110,917  $112,703  $118,563  $117,213

Expenses to average net assets, including interest expense, if any              1.20%     1.47%     2.30%     2.97%     3.36%

Expenses to average net assets, excluding interest expense, if any              1.20%     1.21%     1.24%     1.18%     1.11%

Net investment income to average net assets                                     5.52%     6.12%     6.67%     6.68%     7.13%

Portfolio turnover rate                                                          375%       90%       63%       86%       64%

Asset coverage++                                                            $    --   $    --   $  8,097  $  4,334  $  3,521


------------

++    Per $1,000 of reverse repurchase agreements outstanding.

(a)   Represents less than $0.005 per share.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported and assuming reinvestment of dividends at prices obtained under the Trust's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

2002 TARGET TERM TRUST INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



The Board of Directors and Shareholders of
2002 Target Term Trust Inc.

We have audited the accompanying statement of assets and liabilities of 2002 Target Term Trust Inc. (the "Trust"), including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 2002 Target Term Trust Inc. at November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                        /s/ Ernst & Young LLP



New York, New York
January 18, 2002

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION (UNAUDITED)


THE TRUST

     2002 Target Term Trust Inc. (the "Trust") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable rate securities in order to return $15 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust's investment advisor and administrator is Brinson Advisors, Inc., an indirect wholly owned asset management subsidiary of UBS AG, which had over $78.3 billion in assets under management as of December 31, 2001. Goldman Sachs Funds Management, L.P. is sub-advisor to the Trust.


SHAREHOLDER INFORMATION

     The Trust's NYSE trading symbol is "TTR." Comparative net asset value and market price information about the Trust is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as in numerous other publications.

DIVIDEND REINVESTMENT PLAN

     The Trust's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS PaineWebber, Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION (UNAUDITED) (CONCLUDED)

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan may also be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

DIRECTORS

E. Garrett Bewkes, Jr.                         George W. Gowen
Chairman
                                               William W. Hewitt Jr.
Margo N. Alexander
                                               Morton L. Janklow
Richard Q. Armstrong
                                               Frederic V. Malek
David J. Beaubien
                                               Carl W. Schafer
Richard R. Burt
                                               William D. White
Meyer Feldberg


PRINCIPAL OFFICERS

Brian M. Storms                                Paul H. Schubert
President                                      Vice President and Treasurer

Amy R. Doberman
Vice President and Secretary


INVESTMENT ADVISOR AND
ADMINISTRATOR

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Trust may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

2002 Target Term Trust Inc.
NOVEMBER 30, 2001

--------------------------------------------------------------------------------








ANNUAL REPORT